UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 27, 2005
Commission file number 1-14998
ATLAS PIPELINE PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

Delaware	23-3011077
(State of incorporation or organization)	(I.R.S. Employer Identification No.)
311 Rouser Road, Moon Township, Pennsylvania 15108
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (412) 262-2830
(Former name or former address, if changed since last report)
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (27 CFR 240.13e-4©)

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits
PRESS RELEASE DATED OCTOBER 27, 2005

Item 2.02	Results of Operations and Financial Condition.
On October 27, 2005, Atlas Pipeline Partners, L.P. issued an earnings release announcing its financial results for the third quarter ended September 30, 2005. A copy of the earnings release is included as Exhibit 99.1 and is incorporated herein by reference. On October 28, 2005, management of Atlas Pipeline Partners, L.P. held a conference call with investors.
Item 2.02	Results of Operations and Financial Condition.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits
99.1 Press Release dated October 27, 2005
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 27, 2005	By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer

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